Schedule of Investments (unaudited)
June 30, 2025
 Martin Currie Emerging Markets Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 99.3%
Communication Services — 9.0%
Interactive Media & Services — 8.1%
Tencent Holdings Ltd.	405,900	$26,154,416 (a)
Wireless Telecommunication Services — 0.9%
Etihad Etisalat Co.	175,757	2,778,933

Total Communication Services		28,933,349
Consumer Discretionary — 15.1%
Automobiles — 3.3%
BYD Co. Ltd., Class H Shares	283,500	4,414,105 (a)
Mahindra & Mahindra Ltd.	163,254	6,059,537 (a)
Total Automobiles		10,473,642
Broadline Retail — 6.3%
Alibaba Group Holding Ltd.	309,040	4,374,755 (a)
Alibaba Group Holding Ltd., ADR	71,064	8,059,368
JD.com Inc., ADR	62,904	2,053,186
JD.com Inc., Class A Shares	37,371	610,355 (a)
MercadoLibre Inc.	2,028	5,300,442 *
Total Broadline Retail		20,398,106
Hotels, Restaurants & Leisure — 3.0%
MakeMyTrip Ltd.	21,834	2,140,169 *
Meituan, Class B Shares	342,900	5,515,903 *(a)
Trip.com Group Ltd., ADR	34,955	2,049,761
Total Hotels, Restaurants & Leisure		9,705,833
Textiles, Apparel & Luxury Goods — 2.5%
Titan Co. Ltd.	184,894	7,957,465 (a)

Total Consumer Discretionary		48,535,046
Consumer Staples — 3.4%
Beverages — 0.8%
Eastroc Beverage Group Co. Ltd., Class A Shares	59,400	2,603,806 (a)
Consumer Staples Distribution & Retail — 2.0%
Clicks Group Ltd.	148,810	3,118,464
Dino Polska SA	1,499	219,053 *(a)
Wal-Mart de Mexico SAB de CV	967,400	3,200,522
Total Consumer Staples Distribution & Retail		6,538,039
Personal Care Products — 0.6%
Proya Cosmetics Co. Ltd., Class A Shares	150,300	1,737,558 (a)

Total Consumer Staples		10,879,403
Energy — 2.9%
Oil, Gas & Consumable Fuels — 2.9%
Reliance Industries Ltd.	536,381	9,388,394 (a)

Financials — 28.2%
Banks — 24.3%
Al Rajhi Bank	261,462	6,594,818 (a)
Bank Negara Indonesia Persero Tbk PT	8,504,700	2,158,523 (a)
Bank Rakyat Indonesia Persero Tbk PT	16,864,800	3,888,354 (a)
Capitec Bank Holdings Ltd.	33,666	6,731,379 (a)
China Merchants Bank Co. Ltd., Class H Shares	1,284,000	9,007,211 (a)
See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
June 30, 2025
 Martin Currie Emerging Markets Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value

Banks — continued
Grupo Financiero Banorte SAB de CV, Class O Shares	439,600	$4,033,932
HDFC Bank Ltd., ADR	204,226	15,658,007
ICICI Bank Ltd., ADR	357,554	12,028,117
Inter & Co. Inc., Class A Shares	277,190	2,059,522
Kotak Mahindra Bank Ltd.	218,168	5,504,173 (a)
Powszechna Kasa Oszczednosci Bank Polski SA	197,410	4,124,846 (a)
Shinhan Financial Group Co. Ltd.	135,015	6,121,156 (a)
Total Banks		77,910,038
Capital Markets — 1.0%
B3 SA - Brasil Bolsa Balcao	1,223,400	3,274,049
Insurance — 2.9%
AIA Group Ltd.	490,200	4,440,449 (a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	732,500	4,675,781 (a)
Total Insurance		9,116,230

Total Financials		90,300,317
Health Care — 4.3%
Health Care Equipment & Supplies — 0.4%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A Shares	37,100	1,164,403 (a)
Health Care Providers & Services — 3.9%
Apollo Hospitals Enterprise Ltd.	88,820	7,503,269 (a)
Dr Sulaiman Al Habib Medical Services Group Co.	60,698	4,388,219 (a)
Odontoprev SA	306,600	664,203
Total Health Care Providers & Services		12,555,691

Total Health Care		13,720,094
Industrials — 5.1%
Electrical Equipment — 2.9%
Contemporary Amperex Technology Co. Ltd., Class A Shares	149,560	5,272,341 (a)
WEG SA	520,700	4,096,136
Total Electrical Equipment		9,368,477
Ground Transportation — 1.0%
Localiza Rent a Car SA	412,600	3,097,671
Machinery — 1.2%
Shenzhen Inovance Technology Co. Ltd., Class A Shares	424,300	3,825,518 (a)

Total Industrials		16,291,666
Information Technology — 28.6%
Electronic Equipment, Instruments & Components — 1.3%
Delta Electronics Inc.	283,367	4,009,913 (a)
IT Services — 2.0%
EPAM Systems Inc.	7,750	1,370,355 *
Globant SA	13,117	1,191,548 *
Tata Consultancy Services Ltd.	98,197	3,965,243 (a)
Total IT Services		6,527,146
Semiconductors & Semiconductor Equipment — 19.3%
MediaTek Inc.	112,000	4,799,050 (a)
SK Hynix Inc.	53,293	11,483,662 (a)
Taiwan Semiconductor Manufacturing Co. Ltd.	665,000	24,318,620 (a)
See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2025 Quarterly Report

 Martin Currie Emerging Markets Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Semiconductors & Semiconductor Equipment — continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		93,821	$21,249,518
Total Semiconductors & Semiconductor Equipment			61,850,850
Technology Hardware, Storage & Peripherals — 6.0%
Quanta Computer Inc.		453,000	4,261,088 (a)
Samsung Electronics Co. Ltd.		338,655	14,975,873 (a)
Total Technology Hardware, Storage & Peripherals			19,236,961

Total Information Technology			91,624,870
Materials — 2.7%
Construction Materials — 1.6%
UltraTech Cement Ltd.		35,714	5,037,466 (a)
Metals & Mining — 1.1%
Antofagasta PLC		141,730	3,523,817 (a)

Total Materials			8,561,283
Total Investments before Short-Term Investments (Cost — $236,460,169)			318,234,422
	Rate
Short-Term Investments — 0.7%
Western Asset Institutional U.S. Treasury Reserves, Institutional Shares (Cost — $2,306,122)	4.144%	2,306,122	2,306,122 (b)(c)
Total Investments — 100.0% (Cost — $238,766,291)			320,540,544
Liabilities in Excess of Other Assets — (0.0)%††			(59,997)
Total Net Assets — 100.0%			$320,480,547

††	Represents less than 0.1%.
*	Non-income producing security.
(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).
(b)	Rate shown is one-day yield as of the end of the reporting period.
(c)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2025, the total market value of investments in Affiliated Companies was $2,306,122 and the cost was $2,306,122 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Martin Currie Emerging Markets Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”). This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Martin Currie Emerging Markets Fund 2025 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$2,778,933	$26,154,416	—	$28,933,349
Consumer Discretionary	19,602,926	28,932,120	—	48,535,046
Consumer Staples	6,318,986	4,560,417	—	10,879,403
Financials	37,053,627	53,246,690	—	90,300,317
Health Care	664,203	13,055,891	—	13,720,094
Industrials	7,193,807	9,097,859	—	16,291,666
Information Technology	23,811,421	67,813,449	—	91,624,870
Other Common Stocks	—	17,949,677	—	17,949,677
Total Long-Term Investments	97,423,903	220,810,519	—	318,234,422
Short-Term Investments†	2,306,122	—	—	2,306,122
Total Investments	$99,730,025	$220,810,519	—	$320,540,544

*
As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated companies
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended June 30, 2025. The following transactions were effected in such company for the period ended June 30, 2025.

	Affiliate Value at September 30, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Institutional U.S. Treasury Reserves, Institutional Shares	$1,837,398	$78,480,494	78,480,494	$78,011,770	78,011,770

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2025
Western Asset Institutional U.S. Treasury Reserves, Institutional Shares	—	$90,347	—	$2,306,122

Martin Currie Emerging Markets Fund 2025 Quarterly Report